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                                 EXHIBIT 23.1

                             ACCOUNTANTS' CONSENT
                             --------------------


The Board of Directors
ViroPharma Incorporated:

We consent to the use of our report incorporated herein by reference.

                              KPMG LLP

Princeton, New Jersey
May 25, 2000